QUAKER INVESTMENT TRUST
                           OFFERED AS THE QUAKER FUNDS
                         SUPPLEMENT DATED MARCH 22, 2004

                    TO THE PROSPECTUS DATED NOVEMBER 1, 2003

This Supplement updates the Prospectus of Quaker Investment Trust, offered as the Quaker Funds, dated November 1, 2003. You should retain the Prospectus and all supplements for future reference. You may obtain additional copies of the Prospectus and this Supplement free of charge by calling 1-800-220-8888.

The Trust's distributor, Citco-Quaker Fund Distributors, Inc., has changed its name and has a new address for overnight mail or special delivery. The distributor name and address included in the section of the Fund's prospectus titled "How to Buy and Sell Shares " on pages 39 and 43, in the "How to Sell Shares " on page 45 and on the back cover are hereby deleted in their entirety and replaced with the following:

                      Citco Mutual Fund Distributors, Inc.
                     83 General Warren Boulevard, Suite 200
                                Malvern, PA 19355


All portions of the prospectus not expressly amended by this notice shall remain in full force and effect.